UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2006


                          JACK HENRY & ASSOCIATES, INC.
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            (Exact name of Registrant as specified in its Charter)

          Delaware                     0-14112                 43-1128385
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 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
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             (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code:   (417) 235-6652


        (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a.-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement.

      On June 30, 2006, Jack Henry & Associates, Inc. (the "Company"), in grateful recognition of over two decades of faithful and diligent service to the Company, granted a special retirement bonus of $50,000 to Marguerite Butterworth, the Company's Vice President/General Manager of Hardware and Vendor Relations. The Company had previously announced Ms. Butterworth's plan to retire on June 30, 2006.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

 Date: June 30, 2006      By: /s/ Kevin D. Williams
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                          Kevin D. Williams
                          Chief Financial Officer